Exhibit 99.2

 October 30, 2025  Third-Quarter 2025 Earnings Presentation

 Forward Looking Statements  TPIP: Treprostinil Palmitil Inhalation Powder | MAC / MAC LD: Mycobacterium avium complex lung disease | FDA: Food & Drug Administration   The forward-looking statements in this presentation are based upon the Company’s current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timings discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: failure to continue to successfully commercialize ARIKAYCE in the U.S., Europe or Japan or failure to successfully commercialize BRINSUPRI in the U.S., or to maintain U.S., European or Japanese approval for ARIKAYCE or U.S. approval for BRINSUPRI; our inability to obtain full approval of ARIKAYCE from the FDA, including the risk that we will not successfully or in a timely manner complete the confirmatory post-marketing clinical trial required for full approval of ARIKAYCE, or our failure to obtain regulatory approval to expand ARIKAYCE’s indication to a broader patient population; failure to obtain, or delays in obtaining, regulatory approvals for our product candidates in the U.S., Europe or Japan, for ARIKAYCE outside the U.S., Europe or Japan, including separate regulatory approval for Lamira® in each market and for each usage, or for brensocatib in Europe or Japan; failure to successfully commercialize our product candidates, if approved by applicable regulatory authorities, or to maintain applicable regulatory approvals for such product candidates, if approved; uncertainties or changes in the degree of market acceptance of our marketed products or, if approved, our product candidates, by physicians, patients, third-party payors and others in the healthcare community; our inability to obtain and maintain adequate reimbursement from government or third-party payors for our marketed products or, if approved, our product candidates, or acceptable prices for our marketed products or, if approved, our product candidates; inaccuracies in our estimates of the size of the potential markets for our marketed products and our product candidates or in data we have used to identify physicians, expected rates of patient uptake, duration of expected treatment, or expected patient adherence or discontinuation rates; failure of third parties on which we are dependent to manufacture sufficient quantities of our marketed products and our product candidates for commercial or clinical needs, as applicable, to conduct our clinical trials, or to comply with our agreements or laws and regulations that impact our business; the risks and uncertainties associated with, and the perceived benefits of, our senior secured loan with certain funds managed by Pharmakon Advisors LP and our royalty financing with OrbiMed Royalty & Credit Opportunities IV, LP, including our ability to maintain compliance with the covenants in the agreements for the senior secured loan and royalty financing and the impact of the restrictions on our operations under these agreements; our inability to create or maintain an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of our marketed products or any of our product candidates that are approved in the future; failure to successfully conduct future clinical trials for our marketed products or our product candidates and our potential inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval of our product candidates or to permit the use of ARIKAYCE in the broader population of patients with MAC lung disease, among other things; development of unexpected safety or efficacy concerns related to our marketed products or our product candidates; risks that our clinical studies will be delayed, that serious side effects will be identified during drug development, or that any protocol amendments submitted will be rejected; failure to successfully predict the time and cost of development, regulatory approval and commercialization for novel gene therapy products; risk that interim, topline or preliminary data from our clinical trials that we announce or publish from time to time may change as more patient data become available or may be interpreted differently if additional data are disclosed, or that blinded data will not be predictive of unblinded data; risk that our competitors may obtain orphan drug exclusivity for a product that is essentially the same as a product we are developing for a particular indication; our inability to attract and retain key personnel or to effectively manage our growth; our inability to successfully integrate our acquisitions and appropriately manage the amount of management’s time and attention devoted to integration activities; risks that our acquired technologies, products and product candidates will not be commercially successful; inability to adapt to our highly competitive and changing environment; inability to access, upgrade or expand our technology systems or difficulties in updating our existing technology or developing or implementing new technology; risk that we are unable to maintain our significant customers; risk that government healthcare reform materially increases our costs and damages our financial condition; business or economic disruptions due to catastrophes or other events, including natural disasters or public health crises; risk that our current and potential future use of AI and machine learning may not be successful; deterioration in general economic conditions in the U.S., Europe, Japan and globally, including the effect of prolonged periods of inflation, affecting us, our suppliers, third-party service providers and potential partners; the risk that we could become involved in costly intellectual property disputes, be unable to adequately protect our intellectual property rights or prevent disclosure of our trade secrets and other proprietary information, and incur costs associated with litigation or other proceedings related to such matters; restrictions or other obligations imposed on us by agreements related to our marketed products or our product candidates, including our license agreements with PARI and AstraZeneca AB, and failure to comply with our obligations under such agreements; the cost and potential reputational damage resulting from litigation to which we are or may become a party, including product liability claims; risk that our operations are subject to a material disruption in the event of a cybersecurity attack or issue; our limited experience operating internationally; changes in laws and regulations applicable to our business, including any pricing reform and laws that impact our ability to utilize certain third parties in the research, development or manufacture of our product candidates, and failure to comply with such laws and regulations; our history of operating losses, and the possibility that we never achieve or maintain profitability; goodwill impairment charges affecting our results of operations and financial condition; inability to repay our existing indebtedness and uncertainties with respect to our ability to access future capital; and delays in the execution of plans to build out an additional third-party manufacturing facility approved by the appropriate regulatory authorities and unexpected expenses associated with those plans.  Additional Disclaimers: Please be aware that TPIP, INS1201, INS1202, and INS1033 are investigational products that have not been approved for sale or found safe or effective by the FDA or any regulatory authority. In addition, ARIKAYCE has not been approved for the treatment of all patients with MAC lung disease and brensocatib has not been approved for the treatment of patients with non-cystic fibrosis bronchiectasis outside the U.S. This presentation is not promotion or advertisement of ARIKAYCE, BRINSUPRI, TPIP, INS1201, INS1202, or INS1033. Insmed, ARIKAYCE and BRINSUPRI are trademarks of Insmed Incorporated. All other trademarks are property of their respective owner(s).

 Opening Remarks  Clinical Updates  Early-Stage Updates  Commercial Updates  Financial Results  4-6  7-14  15-17  19-24  25-28  Will Lewis  Chair & CEO  Sara Bonstein  Chief Financial Officer  Roger Adsett  Chief Operating Officer

 Opening Remarks  Will Lewis | Chair & CEO

 Third-Quarter Highlights  U.S.: United States  Received U.S. approval and launched BRINSUPRI™   Positive reception to BRINSUPRI supports potential for large commercial opportunity  Expect first full quarter of BRINSUPRI sales to illustrate clearer picture of underlying dynamics  Ambition for BRINSUPRI sales to perform in-line with historically strong respiratory launches

Next 18 Months Poised to Deliver Multiple Commercial and Clinical Catalysts

TODAY

Commercial Catalysts:

Previous 18 months:

- Brinsupri™ U.S. Approval & Launch

Next 18+ months:

- Brinsupri™ EU, UK and Japan Approval & Launch*
- ARIKAYCE® Label Expansion*

Clinical Catalysts:

Previous 18 months:

- PH-ILD — *Ph2 Readout*
- ASPEN — *Ph3 Readout*
- PAH — *Ph2 Readout*

Next 18+ months:

- PALM-ILD — *Ph3 Kickoff*
- PAH — *Ph3 Kickoff*
- Next-Gen DPP1s — *Enter Clinic*
- BiRCh — *Ph2 Readout*
- PPF — *Ph3 Kickoff*
- ALS — *Updates*
- ENCORE — *Ph3 Readout*
- IPF — *Ph3 Kickoff*
- Stargardt — *Updates*
- CEDAR — *Ph2 Readout*
- DMD — *Updates*
- 1-2 INDs per year

* Pending regulatory approval | Ph: Phase | U.S.: United States | EU: Europe | UK: United Kingdom | PAH: pulmonary arterial hypertension | DMD: Duchenne muscular dystrophy | ALS: amyotrophic lateral sclerosis | DPP1: dipeptidyl peptidase 1 inhibitor | Next-Gen: next-generation | IND: Investigational new drug application

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 Brensocatib Updates  Will Lewis | Chair & CEO

 * If approved | EMA: European Medicines Agency | NCFB / Bronchiectasis: refers to non-cystic fibrosis bronchiectasis | UK: United Kingdom | U.S.: United States | H: half | TAM: total addressable market | 1 600K patients estimated in the EU5, comprised of France, Germany, Italy, Spain and the United Kingdom   International Filings for Brensocatib Are Progressing On Track  If approved,   we anticipate that   each of these filings could unlock   additional growth opportunities   in 2026*  Bronchiectasis  CHMP positive opinion recommending approval  Expect EMA decision by YE:25 and launch by early 2026*  Approval could expand TAM by ~600K1 patients*  Expect to launch at same list price as U.S.*  Europe  UK & Japan  UK filing progressing on schedule (decision expected 1H:26)  Japan filing accepted (decision expected 2H:26)

BiRCh: On Schedule For Topline Readout by Early January 2026

CRSsNP

Key Trial Details

- **Primary:** Change in baseline daily sinus Total Symptom Score (sTSS)
- A treatment effect would be **additive** to effect of stable dose of **background nasal steroids**
- **BiRCh Powering:** alpha of **0.10**
  - ✓ **80%** to show **0.97-pt** improvement in sTSS
  - ✓ **90%** to show **1.14-pt** improvement in sTSS

Defining Success

Clear Win: sTSS improvement matches **historically approved** level (0.7)*

Homerun: sTSS improvement meets prespecified **BiRCh powering**

Blended-blinded data continue to look encouraging**

CRSsNP: chronic rhinosinusitis without nasal polyps | sTSS: sinus total symptom score (scale range of 0 to 9) | pt: refers to one point on sTSS scale | alpha (α): significance level representing the probability of concluding a treatment is effective when it is not | YE: Year-End | * Represents the placebo-adjusted improvement in baseline CSS (proxy for sTSS) for the lowdose of XHANCE® in the Phase 3 ReOpen2 trial conducted by OptiNose® in 2023. XHANCE® received FDA approval in March 2024. | ** Includes data from all participants in the trial (including those on placebo) that completed the 24-week study at the time of analysis. These findings may not be representative of results after the study is completed and all data are collected and analyzed. As a result, later interim data readouts and final data from this study may be materially different than the observations described herein.

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 HS: hidradenitis suppurativa | H: half | alpha (α): significance level representing the probability of concluding a treatment is effective when it is not   HS  Primary: Percent reduction in abscess and inflammatory nodule (AN) count vs. baseline   CEDAR Powering: alpha of 0.10  95% to show 40% reduction in AN count   214 patients exceeded enrollment goal  Topline readout now expected 1H:26  CEDAR: CEDAR: Enrollment Completed Ahead of Schedule; Eliminates Need for Interim Futility Analysis  Defining Success  Homerun: reduction in-line with prespecified CEDAR powering  Clear Win: ~20% reduction in AN count vs. baseline  Key Trial Details  We remain hopeful that brensocatib will benefit HS patients who have limited   safe & effective oral therapy offerings

 TPIP Updates  TPIP: Treprostinil Palmitil Inhalation Powder  Will Lewis | Chair & CEO

TPIP: Focused On Designing and Conducting An Expansive Registrational Program

1 PH-ILD

2 PAH

DMC recommends to **continue Phase 2 OLEs** and advance into Phase 3

PH-ILD

- **PALM-ILD:** Expect first site open by **YE:25**
- **Primary Endpoint:** Change in baseline **6MWD** measured at **peak** exposure[1]
- **Key Secondary:** 6MWD at **trough**[2], NT-proBNP, PK

PAH

- **EOP2:** Aligned with FDA on a **single Phase 3 trial** required to support future submission
- **Phase 3** initiation expected **early 2026**
- **Primary Endpoint:** Change in baseline **6MWD** at alpha **0.05**

3 PPF

4 IPF

- Expect **Phase 3 studies** to initiate in **2H:26**
- Increasing **TPIP manufacturing** to adequately resource these studies

[1] Primary endpoint; placebo-adjusted metric measured 1-3 hours post-dose at Week 24 | [2] Secondary endpoint; placebo-adjusted metric measured pre-dose at Week 22 | alpha (α): significance level representing the probability of concluding a treatment is effective when it is not | TPIP: Treprostinil Palmitil Inhalation Powder | PH-ILD: pulmonary hypertension due to interstitial lung disease | PAH: pulmonary arterial hypertension | 6MWD: six-minute walk distance | DMC: data monitoring committee | EOP2: End of Phase 2 meeting with the Food and Drug Administration (FDA) | NT-proBNP: N-terminal pro b-type natriuretic peptide; a biomarker of cardiac stress | PK: pharmacokinetics | H: half | YE: year-end

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 ARIKAYCE® Clinical Updates  Will Lewis | Chair & CEO

 MAC / MAC LD: Mycobacterium avium complex lung disease | U.S.: United States | H: half | PRO: patient reported outcome | * If expanded label for ARIKAYCE is approved | 1 ARISE was a Phase 3 designed to help support the validation of a PRO tool to be used in ENCORE, the ongoing Phase 3b registrational study evaluating the efficacy and safety of an ARIKAYCE-based regimen in patients with newly diagnosed or recurrent MAC lung disease who have not received antibiotics for their current infection | 2 Compared to the active control group | 3 80% of patients in the ARIKAYCE arm achieved and maintained a negative sputum culture at Month 7 compared to 47% of patients in the control arm  ENCORE: Progressing On Schedule Toward 1H:26 Readout  MAC LD  Blockbuster Potential*   ENCORE could expand ARIKAYCE’s label in the U.S. & Japan to address an additional 100K+ patients in each*  Primary Endpoint  U.S.: Change from baseline respiratory symptom score at Month 13  Japan: Proportion of patients achieving durable culture conversion at Month 15  ENCORE study has comparable recruitment timing and patient demographics to ARISE  ARIKAYCE patients showed faster, greater, and more durable culture conversion2  Highlighted benefit of early treatment3   Validated PRO tool  Takeaways   From ARISE1

 Early-Stage Updates  Will Lewis | Chair & CEO

 ASCEND: First Gene Therapy Program Completes Cohort 1 Dosing   DMD: Duchenne muscular dystrophy | INS1201 is Insmed’s first gene therapy candidate for the treatment of patients with DMD  No concerning safety signals observed to date  Intrathecally delivered  Dosing not weight-based  Advancing to next stage of study  Cohort 2: boys aged 3 to <5 years at higher dose  Cohort 3: boys aged 2 years at lower dose  INS1201  DMD  Cohort 4  2 years old  Higher Dose  (3 patients)  Cohort 2  3 - <5 years old  Higher Dose  (~3 patients)  Cohort 3  2 years old  Lower Dose  (~3 patients)  Screening  Cohort 1  3 - <5 years old  Lower Dose  (3 patients)

 IND cleared to move into clinic  Intrathecally delivered  Studying both SOD1 and sporadic ALS  Strong pre-clinical data in both models  Anticipate Second Gene Therapy and First Next-Gen DPP1 to Enter Clinic in 2026  ALS  INS1202  Next-Gen DPP1s  Expect first DPP1 candidate (INS1033) to enter clinic in 2026 targeting RA & IBD  Future candidates expected to target additional indications, including COPD  Expect more updates from the Early-Stage portfolio in 2026   ALS: amyotrophic lateral sclerosis | DPP1: dipeptidyl peptidase 1 inhibitor | Next-Gen: next-generation | IND: Investigational new drug application | INS1202 is Insmed’s second gene therapy candidate for the treatment of patients with ALS | SOD1: Superoxide Dismutase 1; refers to the gene and protein for a major antioxidant enzyme that converts toxic superoxide radicals into oxygen and hydrogen peroxide | RA: Rheumatoid arthritis | IBD: Inflammatory bowel disease | COPD: Chronic obstructive pulmonary disease

 Let’s Recap  Recent achievements have unlocked additional opportunities to deliver on behalf of patients  Well-positioned to deliver innovative, first- or best-in-class therapies to patients with serious diseases  Recipient of Science’s Top Employer recognition for fifth consecutive year

 Commercial Updates: BRINSUPRI™ & ARIKAYCE®  Roger Adsett| Chief Operating Officer

Demonstrating Strength in First Partial-Quarter

Brinsupri™

$28.1M

Unaudited Net Sales[1]

Period Ended September 30, 2025

~2,550

patients started treatment

~1,700

physicians wrote ≥ 1 script[2]

- Includes COEs & community centers
- Majority have written 1-2 scripts each

insmed

[1] Period ended September 30, 2025 | [2] Additional physicians responsible for prescriptions placed directly by hospital pharmacies are not included in this metric | COE: Center of Excellence

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Expect Greater Insight into Underlying Launch Dynamics Next Quarter  EMR: Electronic medical records | NCFB: non-cystic fibrosis bronchiectasis | * once published  BRINSUPRI now available in all EMR systems  More standardized prior authorization criteria across payors  Expect both to enable broader prescriber activation and improve back-office workflow  Path to Prescription  U.S. Guideline Updates  Preliminary U.S. guidelines recommend BRINSUPRI for exacerbating NCFB patients  We hope final guidelines will reinforce physician treatment decisions and influence payor coverage criteria*   Drivers to consider in Q4…

 Today’s Results Are Promising But Do Not Represent Final Contracting & Access Dynamics  EMR: Electronic medical records | PE: pulmonary exacerbations | NCFB: non-cystic fibrosis bronchiectasis | 1 Includes approvals by both Medicare and commercial payors  When interpreting Q3 results…  Broad access from ‘Day 1’ as only approved therapy for NCFB  Vast majority of prescriptions have been approved for coverage1  Continue to engage with payors to establish frictionless access requirements  Payor discussions are still ongoing   Slowdowns often occur once final market access criteria are established and enforced  Encouraging Signs  Reasons for Caution

 Remain Focused On Exceptional Future Launch Execution   Q: quarter  While early days fuel our excitement, work remains to achieve our ambition of positioning BRINSUPRI among other high-performing respiratory launches  Q3 benefited from more weeks of revenue and patient starts than initially expected  Inventory stocking accounted for ~40% of Q3 sales  Don’t anticipate stocking contribution to be as impactful in Q4

 ARIKAYCE Demonstrates Continued Strength  Record quarterly revenue in the U.S. and internationally  Strength in U.S. demonstrates commercial ability to execute across multiple products  International business continues impressive growth  1 unaudited revenues; growth is vs. same prior year period | 2 Full-year 2025 U.S. gross-to-net guidance for ARIKAYCE alone expected to be in the range of high-teens to low-twenties percent  United  States  $74.0M  +10.6%  GTN: ~20%2  International  $40.3M   +51.8%  Worldwide ARIKAYCE  $114.3M  +22.3%  Three Months Ended   September 30, 20251

 Financial Results  Sara Bonstein | Chief Financial Officer

 Increasing 2025 ARIKAYCE Revenue Guidance  * 2025 ARIKAYCE revenue guidance vs. 2024 ARIKAYCE revenue  $420 to $430M  Full-Year 2025  +15% to 18%*   2025 vs. 2024  ARIKAYCE   Revenue Guidance

 Strong Capital Position Ahead of Upcoming Catalysts  Underlying cash burn1 was relatively consistent with historical burn levels  Only a portion of BRINSUPRI revenues were recognized in cash this quarter2  Expect spending to increase alongside revenue as we resource launches and clinical programs3  1 Excluding cash received from option exercises | 2 Cash burn does not reflect full benefit of BRINSUPRI sales given timing of quarter close | 3 pending international approval and the success of current clinical programs | † Unaudited cash, cash equivalents, and marketable securities position as of September 30, 2025  ~$1.7B  September 30, 2025†  In Cash, Cash Equivalents,   and Marketable Securities

 Advancing Commercial and Clinical Programs Through Investment  Three Months Ended1  9/30/2025  9/30/2024  Total Revenues  $142.3  $93.4  Cost of Product Revenues2   As a % of Revenues  (29.4)  20.6%  (21.2)  22.7%  R&D  (186.4)  (150.8)  SG&A  (186.4)  (118.9)  Other†  (106.2)  (15.9)  Total Operating Expenses  $(508.3)  $(306.9)  Operating Loss  $(366.0)  $(213.4)  Revenues2 as % of sales decreased y/y, reflecting BRINSUPRI contribution  R&D and SG&A increased y/y reflecting investments in growth:  U.S. BRINSUPRI launch  Clinical pipeline development  1 Unaudited | 2 Excluding amortization of intangible assets; also referred to as “costs” | † Includes amortization of intangible assets and change in fair value of deferred and contingent consideration liabilities | R&D: research and development | SG&A: selling, general, and administrative expenses | y/y: year-over-year | U.S.: United States  (in $ millions, except for percentages)

 Closing Remarks  Past 18 Months: Clinical and commercial achievements created new opportunities to serve patients   Next 18+ Months: Plan to invest behind multiple commercial & clinical catalysts with the potential to change patient lives  We believe we are in a strong financial position to execute on these opportunities

 Q&A Session  Will Lewis  Chair & CEO  Sara Bonstein  Chief Financial Officer  Dr. Martina Flammer  Chief Medical Officer  Roger Adsett  Chief Operating Officer